PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. ______)

Filed by the Registrant  x
                       -----
Filed by a Party other than the Registrant

Check the appropriate box:

      Preliminary Proxy Statement
-----
      Confidential, for Use of the Commission Only (as permitted by Rule ----- 14a-6(e)(2)

  x   Definitive Proxy Statement
-----
      Definitive Additional Materials
-----
      Soliciting Material Pursuant to Section 240.14a-11(c) or Section ----- 240.14a-12

                         ACCELR8 TECHNOLOGY CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
-----
      $500 per each party to the controversy pursuant to Exchange Act Rule ----- 14a-6(i)(3).

      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
-----

     (1)  Title of each class of securities to which transaction applies:

          -----.

     (2)  Aggregate number of securities to which transaction applies:

          -----.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----.

     (4)  Proposed maximum aggregate value of transaction:

          -----.

     (5)  Total fee paid:

          -----.

          Fee paid previously with preliminary materials.
-----
          Check box if any part of the fee is offset as provided by Exchange Act ----- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         ACCELR8 TECHNOLOGY CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 1998

     Notice is hereby given that the Annual Meeting of the Shareholders (the "Meeting") of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), will be held at 2:30 p.m. on January 8, 1998, at the Warwick Hotel at 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Annual Meeting") for the following purposes:

     1. To elect the following three (3) persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Thomas V. Geimer, David C. Wilhelm and A. Alexander Arnold.

     2 To ratify the selection of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending July 31, 1998;

     3. To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on December 10, 1997, shall be entitled to notice of and to vote at the meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Meeting in person.

                                       By Order of the Board of Directors



                                       Thomas V. Geimer, Chairman of the Board
December 12, 1997
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                         ACCELR8 TECHNOLOGY CORPORATION
                     303 East Seventeenth Avenue, Suite 108
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                             Dated December 12, 1997

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 8, 1998

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Annual Meeting of the Shareholders to be held at 2:30 p.m. on January 8, 1998, at the Warwick Hotel at 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about December 15, 1997.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on December 10, 1997, (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, no par value, of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date 7,832,507 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of 33% of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting in person or by proxy will be required to elect each of the three nominees for directors of the Company and (ii) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting in person or by proxy will be required to ratify the selection of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending July 31, 1998.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the election of the three nominees for directors of the Company and "FOR" the ratification of the selection of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending July 31, 1998 and as recommended by the Board of Directors with regard to any other matters or, if no such recommendation is given, in their own discretion. The Company's executive officers, directors and key employees have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 17.5% as of October 31, 1997 of the outstanding shares of Common Stock, in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    ----------------------------------------
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.


                                                              SHARES BENEFICIALLY OWNED
                                                              -------------------------


                                                          Amount and Nature of      Percent of
Name                              Position                Beneficial Ownership      Ownership
----                              --------                --------------------      ---------

Thomas V. Geimer(1), (2)          Director and                40,300                 0.5%
                                  Executive Officer

Harry J. Fleury(1), (3)           Executive Officer          193,750                 2.4%

Timothy Fitzpatrick(1),(4)        Key Employee                95,000                 1.2%

Dr. Franz Huber(1),(4)            Key Employee                95,000                 1.2%

A. Alexander Arnold III(5)        Director                 1,100,000                14.0%
845 Third Ave., 6th Flr
New York, NY  10021

David C. Wilhelm(6)               Director                   184,950                 2.4%
333 Logan Street
Denver, CO 80203

Solar Satellite                   Shareholder                527,650                 6.7%
Communication, Inc.
5650 Greenwood Plaza
Boulevard #107
Englewood, CO 80111

Officers and Directors                                     1,519,000                19.4%
as a Group (4 persons)

---------------------------------

(1)  The address for Messrs. Geimer,  Fleury,  Fitzpatrick and Huber is 303 East
     Seventeenth Avenue, Suite 108, Denver, Colorado 80203.

(2) Does not include 1,129,110 shares which were acquired by Mr. Geimer upon exercise of his warrants and options on October 14, 1997 and simultaneously contributed to a Rabbi Trust of which Mr. Geimer is the beneficiary.

(3) Includes 100,000 shares which may be purchased by Mr. Fleury upon exercise of options.

(4) Represents shares which may be acquired by Messrs. Fitzpatrick and Huber upon exercise of their options.

(5) Represents 1,075,000 shares held by four trusts. Mr. Arnold merely serves as trustee for each of those trusts but is not a beneficiary of and has no pecuniary interest in any of those trusts. Also includes 25,000 shares which may be purchased by Mr. Arnold upon the exercise of options.

(6)  Includes  159,950 shares held by the Jean C. Wilhelm Trust and the David C.
     Wilhelm Living Trust, of which Mr. Wilhelm is the lifetime beneficiary and trustee, and 25,000 shares which may be purchased by Mr. Wilhelm upon exercise of options.

(7)  Solar  Satellite  Communication,  Inc.  is not  affiliated  with any of the
     Company's   officers,   directors,   key   employees  or  other   principal
     shareholders.  Based  upon its  review of  certain  reports  filed with the
     Securities and Exchange Commission and certain other inquiries,  management believes that Solar Satellite is an inactive  company that is controlled by certain Japanese Nationals and a company controlled by those persons.

                                BOARD COMMITTEES

     The Board of  Directors  maintains a  Compensation  Committee  and an Audit
Committee.  The  Compensation  Committee  is  comprised  of  Messrs.  Arnold and
Wilhelm, the Company's non-management directors. The primary function of the Compensation Committee is to review and make recommendations to the Board with



                                       5




respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plans. The Audit Committee is comprised of Messrs. Arnold and Wilhelm. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company in the three fiscal years ended July 31, 1997, of Thomas V. Geimer and Harry J. Fleury, who are the Company's most highly compensated executive officers, and Timothy
Fitzpatrick, a key employee of the Company.

                                                                                                     Long Term
                                                  Annual Compensation                              Compensation
                              --------------------------------------------------------------       ------------
                                                                                   Other             Securities
Name and                      Fiscal                                               Annual            Underlying
Principal Position             Year          Salary            Bonus            Compensation          Options
------------------             ----          ------            -----            ------------          -------

Thomas V.  Geimer              1997        $  89,423        $  75,000(1)        $   3,000(2)             --
  Chief Executive Officer      1996        $  70,458        $  37,500(1)        $    --             1,200,000(3)
  and Chief Financial          1995        $  64,250        $    --             $    --                  --
  Officer

Harry J. Fleury                1997        $  69,076        $   6,025(4)        $    --                  --
  President                    1996        $  61,000        $  10,331(4)        $    --                  --
                               1995        $  50,000        $   6,685(4)        $    --               100,000(5)

Timothy Fitzpatrick            1997        $  62,885        $  40,443(6)        $    --                  --
  Vice President               1996        $  57,885        $  44,030(6)        $    --                  --
  Sales and Marketing          1995        $  55,000        $  23,657(6)        $    --                  --

----------------------------

(1) Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan $37,500 of which vested during the fiscal year ended July 31, 1996, and $75,000 of which vested during the fiscal year ended July 31, 1997.

(2)  Represents reimbursement of premiums on life insurance.

(3) Represents stock options and warrants to purchase an aggregate of 1,200,000 shares at an exercise price of $0.24 per share that were extended until December 31, 1997. As of the date of this Report, all of the options and warrants have been exercised. See Note 8 to Financial Statements for further information.

(4) Includes sales commissions earned by Mr. Fleury on revenues from certain international sales.

(5) Represents stock options to purchase 100,000 shares at an exercise price of $0.36 per share.

(6) Represents sales commissions earned by Mr. Fitzpatrick on revenues from certain domestic sales.

     Option/Warrant Values. The following table provides certain information concerning the fiscal year end value of unexercised options or warrants held by Mr. Fleury and Mr. Geimer, each of whom served as the Company's chief executive officer during a portion of 1996, and for Mr. Fitzpatrick.


                                       6



                              Aggregated Option Exercises in 1997 Fiscal Year
                                    and Fiscal Year End Option Values

                           Shares                           Number of Unexercised       Value of Unexercised
                           Acquired on     Value            Options at Fiscal Year      In-the-Money Options
Name                       Exercise        Realized         End                         at Fiscal Year End(1)
----                       --------        --------         ----------------------      ---------------------
                                                            Exer-           Unexer-     Exer-          Unexer-
                                                            cisable         cisable     cisable        cisable
                                                            -------         -------     -------        -------

Harry J. Fleury                 0                 0           100,000            0      $ 1,346,000         0

Thomas V.  Geimer          60,000          $369,900         1,140,000            0      $15,461,250         0

Timothy Fitzpatrick        30,000          $181,350            95,000            0      $ 1,277,987         0

------------------------------------

(1) Value calculated by determining the difference between the closing sales price on July 31, 1997, of $13.8125 per share and the exercise price of the options or warrants. Fair market value was not discounted for restricted nature of any stock purchased on exercise of these options or warrants.



                         COMPENSATION PURSUANT TO PLANS

     Employee  Retirement Plan. During fiscal year 1996, the Company established a SARSEP-IRA  employee  pension  plan that covers  substantially  all  full-time employees.  Under the plan,  employees  have the option to  contribute up to the
lesser  of  15%  of  their   compensation  or  $9,240.   The  Company  may  make
discretionary  contributions to the plan based on recommendations from the Board of  Directors.  For the year ended July 31,  1997,  the Company  contributed  an aggregate of $15,360 to the plan.


     Deferred Compensation Plan. In January 1996, the Company established a deferred compensation plan for the Company's employees. The Company may make discretionary contributions to the plan based upon recommendations from the Board of Directors. For each of the fiscal years ended July 31, 1996 and 1997, the Company contributed $75,000 to the plan.

     Options and Warrants. The Company currently has outstanding an aggregate of
335,000  options  issued to employees of the Company  pursuant to the  Company's
1987 non-qualified  stock option plan (the "1987 Plan"). The 335,000 options are exercisable  at a price of $0.36 per share.  The  Company's  Board of  Directors during the 1994 fiscal year adopted a resolution providing that for so long as a recipient of an option grant  remains in the employ of the Company,  the options held will not expire and if the recipient's employment is terminated, the holder will have up to 90 days after  termination to exercise any vested but previously unexercised options. In 1997, the Board of Directors passed a further resolution clarifying that upon the death of an optionee, an unexercised option will remain exercisable  for a period of one year by,  and only by,  the  person to whom the
optionee's   rights  have  passed  by  will  or  by  the  laws  of  descent  and distribution.  All options  previously granted are administered by the Company's
Board of Directors.  The options  provide for adjustment of the number of shares issuable in the case of stock  dividends  or stock  splits or  combinations  and adjustments in the case of recapitalization, merger or sale of assets.

     On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options (the "Geimer Warrants") to acquire 1,140,000 shares of the Company's common stock at an exercise price of $0.24 per share. Under the terms of the Rabbi Trust the shares will be held in the trust and carried as treasury stock by the Company. The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board of Directors determines otherwise.



                                       7



     The Board of Directors of the Company has adopted an incentive stock option plan (the "Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 700,000 shares of the Company's Common Stock. The purpose of the Qualified Plan is to make options available to management and employees of the Company in order to provide them with a more direct stake in the future of the Company and to encourage them to remain with the Company. The Qualified Plan provides for the granting to management and employees of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code").

     The Board of Directors of the Company has adopted a non-qualified stock option plan (the "Non-Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock. The purpose of the Non-Qualified Plan is to provide certain key employees, independent contractors, technical advisors and directors of the Company with options in order to provide additional rewards and incentives for contributing to the success of the Company. These options are not incentive stock options within the meaning of Section 422 of the Code.

     The Qualified Plan and the Non-Qualified Plan (the "Stock Option Plans") will be administered by a committee (the "Committee") appointed by the Board of Directors which determines the persons to be granted options under the Stock Option Plans and the number of shares subject to each option. No options granted under the Stock Option Plans will be transferable by the optionee other than by will or the laws of descent and distribution, and each option will be exercisable, during the lifetime of the optionee, only by such optionee. Any options granted to an employee will terminate upon his ceasing to be an employee, except in limited circumstances, including death of the employee and in instances where the Committee deems it to be in the Company's best interests not to terminate the options.

     The exercise price of all incentive stock options granted under the Qualified Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Qualified Plan. The exercise price may be paid in cash or (if the Qualified Plan shall meet the requirements of rules adopted under the Securities Exchange Act of 1934) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant, and the option may not be exercisable more than five years after the date of grant.

     The Stock Option Plans were approved by the Company's shareholders at a Special Shareholders Meeting held on November 8, 1996. As of July 31, 1997, 25,000 options, exercisable at $7.25 per share of Common Stock, had been issued to each of Messrs. Wilhelm and Arnold pursuant to the Non-Qualified Plan.

                              CERTAIN TRANSACTIONS

     During fiscal year 1996, the Company established a deferred compensation plan for the Company's employees. The Company may make discretionary contributions to the plan based on recommendations from the Board of Directors. As of July 31, 1997, the deferred compensation agreement was funded in the amount of $150,000 for Thomas V. Geimer, and Mr. Geimer was vested in $112,500 of this amount. The balance of $37,500 will vest by January 31, 1998.

     There were no other transactions or series of transactions for the fiscal year ended July 31, 1997 nor are there any currently proposed transactions, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and verbal representations that no other reports were required to be filed during the fiscal year ended July 31, 1997, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were met, except that: (i) Mr. Wilhelm, a director of the Company, failed to file Forms 4 for the months of July and August 1997 to report sales of an aggregate of 87,400 shares in the open market, which will be reported in an appropriate filing with the Securities and Exchange Commission; (ii) Mr. Arnold, a director of the Company, failed to file Forms 4 for the months of February, March and June 1997 to report sales of an aggregate of 150,000 shares in the open market by certain trusts for which he is a trustee, which will be reported in an appropriate filing with the Securities and Exchange Commission; and (iii) Mr. Geimer, an executive officer and director of the Company failed to file a Form 4 for the month of December 1996 to report the sale of 60,000 shares to the Underwriter of the Company's second public offering in connection with the Underwriter's exercise of its over-allotment option, which will be reported in an appropriate filing with the Securities and Exchange Commission.

                                   PROPOSAL 1

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Bylaws of the Company shall be not less than three (3) nor more than seven (7).

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the Company's Board of Directors. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

     Thomas V. Geimer (age 50) has been the Chairman of the Board of Directors and a director of the Company since 1984. He currently serves as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Geimer is responsible for development of the Company's business strategy, day to day operations, accounting and finance functions and federal government sales relationships. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm.

     David C. Wilhelm (age 78) has been a director of the Company since June 1988. For the past 30 years, Mr. Wilhelm has been President of Wilhelm Co., an agribusiness company located in Denver, Colorado, which is principally engaged in the cattle feeding and commodity business. Since 1972, Mr. Wilhelm has been a director of Colorado National Bank located in Denver, Colorado. Mr. Wilhelm is a member of the International Executive Service Corp., and was formerly the Director of the Colorado Cattlemen's Association. Mr. Wilhelm received a Bachelor of Arts in American History from Yale University in 1942.

     A. Alexander Arnold III (age 56) has served as a director of the Company since September 1992. For the past 25 years, Mr. Arnold has served as a Managing Director of Trainer, Wortham & Co., Inc., a New York City-based investment counselor firm, which Mr. Arnold co-founded. Mr. Arnold received a Bachelor of Arts degree from Rollins College in 1964 and a Masters of Business Administration from Boston University in 1966.

Board Recommendation

     The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

                                   PROPOSAL 2

                           RATIFICATION OF SELECTION O
                      DELOITTE & TOUCHE LLP AS INDEPENDENT
                          PUBLIC ACCOUNTANTS OF COMPANY

     The Board of Directors has selected Deloitte & Touche LLP as independent public accountants of the Company for the fiscal year ending July 31, 1998, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders. Deloitte & Touche LLP has acted for the Company as independent public accountants for a number of years.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as independent public accountants of the Company for the fiscal year ending July 31, 1998.

                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

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Shareholder Proposals

     If any shareholder of the Company intends to present a proposal for consideration at the 1997 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 303 East Seventeenth Avenue, Suite 108, Denver, Colorado 80203, Attention: Secretary, not later than August 17, 1998.


                                       By Order of the Board of Directors


                                       Thomas V. Geimer,
                                       Chairman of the Board

                         ACCELR8 TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JANUARY 8, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated December 12, 1997, and hereby appoints Harry J. Fleury and Thomas V. Geimer, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Election of each of the following three (3) persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

          Thomas V. Geimer

          FOR  /___/                AGAINST  /___/            ABSTAIN  /___/

          David C. Wilhelm

          FOR  /___/                AGAINST  /___/            ABSTAIN  /___/

          A. Alexander Arnold.

          FOR  /___/                AGAINST  /___/            ABSTAIN  /___/

     2.   Ratification   of  the  selection  of Deloitte  & Touche  LLP  as  the
          independent public accountants of the Company for the fiscal year ending July 31, 1998.

          FOR /___/                 AGAINST  /___/            ABSTAIN  /___/

     3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors and FOR the proposal to ratify the selection of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending July 31, 1998.

Dated:________________________, 1997


Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS NAME APPEARS ON THE LABEL ATTACHED TO THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.